UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2024

Arch Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Arch Resources, Inc. (the “Company”) was held on May 7, 2024. The following proposals were submitted by the Board of Directors of the Company to a vote of stockholders, and the final results of the voting on each proposal is noted below. On the record date of March 15, 2024, there were 18,245,954 shares of the Company’s common stock outstanding and entitled to vote.

Proposal 1 – Election of Directors

The following seven individuals were nominated to serve as directors of the Company. As indicated below, the seven nominees were elected as directors of the Company to serve for a term expiring at the 2025 annual meeting of stockholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Nominee	For	Withheld	Broker Non- Votes
Pamela R. Butcher	12,426,340	254,894	2,065,981
John T. Drexler	12,326,328	354,906	2,065,981
Holly Keller Koeppel	12,270,721	410,513	2,065,981
Patrick A. Kriegshauser	12,410,357	270,877	2,065,981
Paul A. Lang	12,422,987	258,247	2,065,981
Richard A. Navarre	12,346,547	334,687	2,065,981
Molly P. Zhang (aka Peifang Zhang)	12,416,251	264,983	2,065,981

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

The stockholders were asked to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The proposal was approved, on an advisory basis, as indicated below.

For	Against	Abstain	Broker Non- Votes
12,530,571	125,771	24,892	2,065,981

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of Ernst & Young, L.L.P., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The appointment was ratified, as indicated below.

For	Against	Abstain	Broker Non- Votes
14,098,505	637,784	10,926	-

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2024	Arch Resources, Inc.

	By:	/s/ Rosemary L. Klein
Rosemary L. Klein
Senior Vice President – Law, General Counsel and Secretary